Exhibit 10.5
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                          PLEDGE AND SECURITY AGREEMENT


                  PLEDGE AND SECURITY AGREEMENT, dated as of March 31, 2002, between Thomas F. Helms, Jr., an individual residing at 4 East 64th Street, New York, New York 10021 ("Helms"), Helms Management Corp., a Kentucky corporation (the "Pledgor"), and North Atlantic Trading Company, Inc., a Delaware corporation with an office at 257 Park Avenue South, New York, New York 10010-7304 (the "Secured Party").

                              W I T N E S S E T H:

                  WHEREAS, all of the voting capital stock of Pledgor is owned by Helms and all of the non-voting capital stock of Pledgor is owned by a trust established by Helms for the benefit of his children; and

                  WHEREAS, Pledgor is the owner of 271,300 shares of Common Stock (defined below), 30,000 shares of which (the "Pledged Securities") shall be security for the Secured Obligations (defined below); and

                  WHEREAS, each of Helms and Pledgor has issued and delivered to the Secured Party a promissory note (each the "Note," and collectively, the "Notes") of even date herewith in the aggregate principal amount of $1,433,570.03 in respect of loans heretofore made by the Secured Party to the Pledgor (each a "Loan" and, collectively, the "Loans"); and

                  WHEREAS, as security for all of the obligations of Helms and Pledgor under the Notes, Secured Party is requiring that Pledgor execute and deliver this Pledge and Security Agreement and grant the security interest contemplated hereby;

                  NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained, it is agreed as follows:

                  1. Definitions. The following shall have (unless otherwise provided elsewhere in this Pledge and Security Agreement) the following respective meanings (such meanings being equally applicable to both the singular and plural form of the terms defined):

                  "Agreement" means this Pledge and Security Agreement, including all amendments, modifications and supplements hereto and any exhibits or schedules to any of the foregoing, and shall refer to the Agreement as the same may be in effect at the time such reference becomes operative.

                  "Common Stock" means the voting common stock, $.01 par value, of the Secured Party.

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                  "Lien" means any mortgage, deed of trust, pledge,
hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), security interest or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever intended to assure payment of any indebtedness or other obligation.

                  "Pledged Collateral" has the meaning assigned to such term in
Section 2 hereof.

                  "Pledged Securities" has the meaning assigned to such term in the second recital.

                  "Secured Obligations" has the meaning assigned to such term in
Section 3 hereof.

                  2. Pledge. Pledgor hereby pledges to Secured Party, and grants to Secured Party, a first priority security interest in the Pledged Securities and the certificates representing the Pledged Securities and all dividends, distributions, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for (including, without limitation, by way of conversion) any or all of such Pledged Securities (collectively, the "Pledged Collateral").

                  3. Security for Obligations. This Agreement secures, and the Pledged Collateral is security for, the prompt payment in full when due, whether at stated maturity, by acceleration or otherwise, and performance of the obligations, whether for principal, interest, fees, costs and expenses, and all obligations of Helms and Pledgor now or hereafter existing under the Notes and under this Agreement (collectively, the "Secured Obligations").

                  4. Delivery of Pledged Collateral. As soon as practicable, all certificates representing or evidencing the Pledged Collateral shall be delivered to and held by or on behalf of Secured Party pursuant hereto and shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to Secured Party. Following the occurrence of an Event of Default as provided in Section 8, Secured Party shall have the right, at any time in its discretion and without notice to Pledgor, (i) to transfer to or to register in the name of Secured Party or any of its nominees any or all of the Pledged Securities and (ii) to exchange certificates or instruments representing or evidencing Pledged Securities for certificates or instruments of smaller or larger denominations.

                  5. Representations and Warranties. Pledgor represents and warrants to Secured Party that:

                  (a) Pledgor is, and at the time of delivery of the Pledged Securities to Secured Party pursuant to Section 4 hereof will be, the sole holder of record and the sole beneficial owner of the Pledged Collateral pledged by it free and clear of any Lien thereon or affecting the title thereto, except for the Lien created by this Agreement.


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

                  (b) All of the Pledged Securities have been duly authorized, validly issued and are fully paid and nonassessable.

                  (c) None of the Pledged Securities has been issued or transferred in violation of the securities registration, securities disclosure or similar laws of any jurisdiction to which such issuance or transfer may be subject.

                  (d) The pledge, assignment and delivery of the Pledged Collateral pursuant to this Agreement will create a valid first priority Lien on and a first priority perfected security interest in the Pledged Collateral pledged by Pledgor, and the proceeds thereof, securing the payment of the Secured Obligations, subject to no other Lien or security interest other than the Voting Trust Agreement, dated as of December 17, 1997, between Helms and David I. Brunson, as amended from time to time (the "Voting Trust"), and the restrictions contained in that certain Stockholders' Agreement dated as of June 25, 1997, as amended.

                  The representations and warranties set forth in this Section 5 shall survive the execution and delivery of this Agreement.

                  6. Covenants. Pledgor covenants and agrees that:

                  (a) Without the prior written consent of Secured Party, Pledgor will not sell, assign, transfer, pledge, or otherwise encumber any of its rights in or to the Pledged Collateral pledged by it or any unpaid dividends or other distributions or payments with respect thereto or grant a Lien in any therein.

                  (b) Pledgor will promptly execute, acknowledge and deliver all such instruments and take all such action as Secured Party from time to time may request in order to ensure to Secured Party the benefits of the Liens in and to the Pledged Collateral intended to be created by this Agreement, including the filing of any necessary Uniform Commercial Code financing statements, which may be filed by Secured Party with or without the signature of Pledgor, and will cooperate with Secured Party in obtaining all necessary approvals and making all necessary filings under federal or state law in connection with such Liens or any sale or transfer of the Pledged Collateral.

                  (c) Pledgor has and will defend the title to the Pledged Collateral and the Liens of Secured Party thereon against the claim of any person and will maintain and preserve such Liens.

                  (d) All dividends and all other distributions in respect of any of the Pledged Collateral, whenever paid or made, shall be delivered to Secured Party to hold as Pledged Collateral and shall, if received by Pledgor, be received in trust for the benefit of Secured Party, be segregated from the other property or funds of Pledgor, and be forthwith delivered to Secured Party as Pledged Collateral in the same form as so received (with any necessary indorsement).

                  7. Pledgor's Rights. As long as no Event of Default shall have occurred and be continuing, Pledgor or the Voting Trustees (as defined in the Voting Trust), as the case may be, shall have the right, from time to time, to


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

vote and give consents with respect to the Pledged Collateral or any part thereof for all purposes not inconsistent with the provisions of this Agreement; provided, however, that no vote shall be cast, and no consent shall be given or action taken, which would have the effect of impairing the position or interest of Secured Party in respect of any of the Pledged Collateral.

                  8. Defaults and Remedies.

                           (a) The following shall constitute an "Event of
Default" under this Agreement:

                           (i) Helms defaults in the punctual payment of any sum payable under the Note;

                           (ii) Pledgor defaults in the punctual payment of any sum payable under the Note; or

                           (iii) Helms or Pledgor (A) fails or is unable to pay his or its, as the case may be, debts generally as they become due, (B) commences a voluntary case in bankruptcy or any other action or proceeding for any other relief under the Federal Bankruptcy Code or any law affecting creditors' rights that is similar to a bankruptcy law, (C) files or there is filed against him or it, as the case may be, any petition under the Federal Bankruptcy Code (D) applies for or consents to the appointment of, or the taking of possession by, a receiver, assignee, custodian, trustee, conservator, sequestrator or other similar official of or of any substantial part of his or its, as the case may be, property, (E) has a receiver, assignee, custodian, trustee, conservator, sequestrator or other similar official appointed to take possession of any substantial part of his or its, as the case may be, property without his consent, or (F) makes an assignment for the benefit of creditors.

                           (b) Upon the occurrence of an Event of Default the
Secured Party shall have the right to take the following actions with respect to the Pledged Collateral:

                           (i) collect by legal proceedings or otherwise all dividends and other sums now or hereafter payable on account of the Pledged Collateral;

                           (ii) apply, set off, collect, or sell in one or more sales upon the sending of ten (10) days' notice to Pledgor, the whole or any part of the Pledged Collateral in such order as the Secured Party or any holder of the Note may elect, and any such sale may be made either in a public or private sale at its place of business or elsewhere, or at any broker's board or securities exchange,


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                                    either for cash or upon credit or for future
                                    delivery, and the Secured Party or any other holder of the Note may be the purchaser of any or all of the Pledged Collateral so sold and hold the same thereafter in its own right free from any claim of Pledgor; and

                           (iii) between the time of the occurrence of the Event of Default and the date of sale of the Pledged Collateral, exercise as to the Pledged Collateral all the rights, powers and remedies of an owner including, but not limited to, the right to vote the Pledged Collateral.

Proceeds of the sale of any of the Pledged Collateral and any and all sums received or collected by the Secured Party from or on account of the Pledged Collateral shall be applied to the payment of reasonable expenses incurred or paid in connection with any sale, transfer or delivery of the Pledged Collateral, to the payment of any other reasonable costs, charges, attorneys' fees or expenses mentioned herein and to the payment of the Secured Obligations or any part thereof, all in such order and manner as Secured Party in its discretion may determine. The balance of such proceeds, if any, shall be returned to the record owner of the Pledged Securities.

                  9. Waiver. No delay on Secured Party's part in exercising any power of sale, Lien, option or other right hereunder, and no notice or demand which may be given to or made upon Pledgor by Secured Party with respect to any power of sale, Lien, option or other right hereunder, shall constitute a waiver thereof, or limit or impair Secured Party's right to take any action or to exercise any power of sale, Lien, option, or any other right hereunder, without notice or demand, or prejudice Secured Party's rights as against Pledgor in any respect.

                  10. Assignment. Secured Party may not assign, indorse or transfer any instrument evidencing all or any part of the Secured Obligations and the holder of such instrument shall be entitled to the benefits of this Agreement.

                  11. Termination. Immediately following the payment of all Secured Obligations, Secured Party shall deliver to Pledgor the Pledged Collateral at the time subject to this Agreement and all instruments of assignment executed in connection therewith, free and clear of the Liens hereof and, except as otherwise provided herein, all of Pledgor's obligations hereunder shall at such time terminate.

                  12. Lien Absolute. All rights of Secured Party hereunder, and all obligations of Pledgor hereunder, shall be absolute and unconditional irrespective of:

                  (a) any lack of validity or enforceability of the Notes, or any other agreement or instrument governing or evidencing any Secured Obligations;

                  (b) any change in the time, manner or place of payment of, or in any other term of, all or any part of the Secured Obligations, or any other


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

amendment or waiver of or any consent to any departure from the Notes or any other agreement or instrument governing or evidencing any Secured Obligations;

                  (c) any exchange, release or non-perfection of any other collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Secured Obligations; or

                  (d) any other circumstance which might otherwise constitute a defense available to, or a discharge of, Pledgor.

                  13. Release. Pledgor consents and agrees that Secured Party may at any time, or from time to time, in its discretion (a) renew, extend or change the time of payment, and/or the manner, place or terms of payment of all or any part of the Secured Obligations and (b) exchange, release and/or surrender all or any of the Pledged Collateral, or any part thereof, by whomsoever deposited, which is now or may hereafter be held by Secured Party in connection with all or any of the Secured Obligations; all in such manner and upon such terms as Secured Party may deem proper, and without notice to or further assent from Pledgor, it being hereby agreed that Pledgor shall be and remain bound upon this Agreement, irrespective of the existence, value or condition of any of the Pledged Collateral, and notwithstanding any such change, exchange, settlement, compromise, surrender, release, renewal or extension, and notwithstanding also that the Secured Obligations may, at any time, exceed the aggregate principal amount thereof set forth in the Notes, or any other agreement governing any Secured Obligations. Pledgor hereby waives notice of acceptance of this Agreement, and also presentment, demand, protest and notice of dishonor of any and all of the Secured Obligations, and promptness in commencing suit against any party hereto or liable hereon, and in giving any notice to or of making any claim or demand hereunder upon Pledgor. No act or omission of any kind on Secured Party's part shall in any event affect or impair this Agreement.

                  14. Indemnification. Pledgor agrees to indemnify and hold Secured Party harmless from and against any taxes, liabilities, claims and damages, including reasonable attorney's fees and disbursements, and other expenses incurred or arising by reason of the taking or the failure to take action by Secured Party, in good faith, in respect of any transaction effected under this Agreement or in connection with the Lien provided for herein, including, without limitation, any taxes payable in connection with the delivery or registration of any of the Pledged Collateral as provided herein. Following the occurrence of an Event of Default, Pledgor agrees to pay to Secured Party all out-of-pocket costs and expenses incurred in connection with this Agreement and all reasonable fees, expenses and disbursements, including registration costs and the reasonable fees of Secured Party's agents or representatives, incurred in connection with the execution and delivery of this Agreement and the performance by Secured Party of the provisions of this Agreement and of any transactions effected in connection with this Agreement. The obligations of Pledgor under this Section 14 shall survive the termination of this Agreement.


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                  15. Miscellaneous. (a) Secured Party may execute any of its duties hereunder by or through agents or employees and shall be entitled to advice of counsel concerning all matters pertaining to its duties hereunder.

                  (b) Pledgor agrees to promptly reimburse Secured Party for actual out-of-pocket expenses, including, without limitation, reasonable counsel fees, incurred by Secured Party in connection with the administration and enforcement of this Agreement following the occurrence of any Event of Default.

                  (c) Neither Secured Party nor any of its officers, directors, employees, agents or counsel shall be liable for any action lawfully taken or omitted to be taken by it or them hereunder or in connection herewith, except for its or their own gross negligence or willful misconduct.

                  (d) This Agreement shall be binding upon Pledgor and its successors, heirs and assigns, and shall inure to the benefit of, and be enforceable by, Secured Party and its successors and assigns, and shall be governed by, and construed and enforced in accordance with, the internal laws in effect in the State of New York without giving effect to principles of conflict of laws, and none of the terms or provisions of this Agreement may be waived, altered, modified or amended except in writing duly signed for and on behalf of Secured Party and Pledgor.

                  (e) This Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against Pledgor for bankruptcy or any other action or proceeding under the Federal Bankruptcy Code or any law affecting creditors' rights that is similar to a bankruptcy law, should any debtor become insolvent or bankrupt or make an assignment for the benefit of creditors or should a receiver, sequestrator, custodian, trustee or any similar official be appointed for all or any significant part of Pledgor's assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Secured Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Secured Obligations, whether as a "voidable preference," "fraudulent conveyance," or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Secured Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

                  16. Severability. If for any reason any provision or provisions hereof are determined to be invalid and contrary to any existing or future law, such invalidity shall not impair the operation of or affect those portions of this Agreement which are valid.

                  17. Notices. Except as otherwise provided herein, whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties by any other party, or whenever any of the parties desires to give or serve upon any other a communication with respect to this Agreement, each such notice, demand, request, consent, approval, declaration or other


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communication shall be in writing and either shall be delivered in person with receipt acknowledged or sent by registered or certified mail, return receipt requested, postage prepaid at the addresses set forth hereinabove or at such other address as may be substituted by notice given as herein provided. The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Every notice, demand, request, consent, approval, declaration or other communication hereunder shall be deemed to have been duly given or served on the date on which personally delivered, with receipt acknowledged, or three (3) business days after the same shall have been deposited in the United States mail by registered or certified mail. Failure or delay in delivering copies of any notice, demand, request, consent, approval, declaration or other communication to the persons designated above to receive copies shall in no way adversely affect the effectiveness of such notice, demand, request, consent, approval, declaration or other communication.

                  18. Section Titles. The Section titles contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

                  19. Counterparts. This Agreement may be executed in any number of counterparts, which shall, collectively and separately, constitute one agreement.












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                  IN WITNESS WHEREOF, the parties hereto have caused this Pledge and Security Agreement to be duly executed as of the date first written above.


                                          HELMS MANAGEMENT CORP.

                                          By:  /s/ Thomas F. Helms, Jr.
                                               ---------------------------
                                               Name:  Thomas F. Helms, Jr.
                                               Title: President



Accepted and Acknowledged by:

NORTH ATLANTIC TRADING COMPANY, INC.


By:/s/ David I. Brunson
   -----------------------
   Name:   David I. Brunson
   Title:  President


Accepted and Acknowledged soley for
purposes of Sections 7 and 8(b)(iii) hereof:

/s/ Thomas F. Helms, Jr.
------------------------------------
Name:    Thomas F. Helms, Jr.
Title:   Voting Trustee

/s/ David I. Brunson
------------------------------------
Name:   David I. Brunson
Title:  Voting Trustee






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